UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

 September 24, 2021

Date of Report

(Date of earliest event reported)

Rockwell Medical, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 S. Wixom Avenue, Wixom, Michigan 48393

(Address of principal executive offices, including Zip Code)

(248) 960-9009

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 24, 2021 (the “Effective Date”), Rockwell Medical, Inc. (the “Company”) and Rockwell Transportation, Inc., a wholly-owned subsidiary of the Company (“RTI”), entered into the First Amendment to Loan and Security Agreement (the “Amendment”) with Innovatus Life Sciences Lending Fund I, LP, a Delaware limited partnership, as collateral agent and the Lenders listed on Schedule 1.1 thereto, which amended the Loan and Security Agreement, dated March 16, 2020 (as amended, the “Loan Agreement”). Pursuant to the Amendment, the Company (i) shall prepay an aggregate principal amount of $7,500,000 in Term Loans (as defined in the Loan Agreement) in ten consecutive equal monthly installments commencing on December 31, 2021; (ii) shall pay an additional prepayment premium of 5% on prepaid amounts if the Company elects to prepay all outstanding Term Loans on or before September 24, 2023 and (iii) shall maintain minimum liquidity of no less than $5,000,000 if the aggregate principal amount of Term Loans is greater than $15,000,000 pursuant to the liquidity covenant in the Loan Agreement.

The foregoing descriptions of the Amendment and the Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the complete text of the Amendment and the Loan Agreement filed as Exhibits 10.1 and 10.2 attached hereto and incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above regarding the Loan Agreement and the Amendment is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
10.1	First Amendment to the Loan and Security Agreement, dated September 24, 2021, by and among the Company, Innovatus Life Sciences Lending Fund I, LP and the lenders party thereto.
10.2	Loan and Security Agreement, dated March 16, 2020, by and among the Company, Innovatus Life Sciences Lending Fund I, LP and the lenders party thereto (filed with the SEC as Exhibit 10.1 to the Company’s Form 10-Q filed on May 11, 2020).
104	Cover Page Interactive Data File, formatted in INline XBRL and included as Exhibit 101.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: September 30, 2021	By:	/s/ Russell Ellison
	Name:	Russell Ellison
	Title:	Chief Executive Officer